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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement of Commonwealth Telephone Enterprises, Inc. on Form S-3 of our report dated February 11, 2002, and to the reference to us under the heading "Experts" in the Prospectus, which is incorporated by reference in the Registration Statement.

                                                  /s/ PricewaterhouseCoopers LLP



     March 26, 2002